Exhibit 99.1

Corporate update March 2015 Delivering pain relief with peace of mind NASDAQ: EGLT 1

Forward-Looking Statements 2 Statements included that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the success of integrating recent acquisitions; our ability to obtain regulatory approval of our product candidates; our ability to successfully commercialize SPRIX and OXAYDO; competitive factors; general market conditions; and other risk factors described in Egalet's filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. Please refer to www.oxaydo.com and www.sprix.com for full prescribing information.

Two Big Problems: Chronic Pain & Prescription Drug Abuse



100 MM people suffer from moderate to severe chronic pain[1]

Pain costs up to $635B/year in medical treatment & lost productivity[1]

Opioids enable chronic pain patients to live **functional** lives



>6.8 MM Americans abuse prescription opioids annually[2]

Prescription drug abuse is **leading cause of accidental death in U.S.**[3]

Abuse-deterrent opioids shown to:
- ✓ reduce abuse
- ✓ decrease higher healthcare costs
- ✓ reduce lower workplace productivity
- ✓ lessen criminal justice costs
- ✓ ensure access for pain patients[4]

$1 Billion in benefits

1. *Institute of Medicine 2011*
2. *National Institute on Drug Abuse 2012*
3. *Center for Disease Control and Prevention 2012*
4. *EconoSTATS study 2015*

Egalet

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4 Egalet, A Fully Integrated Specialty Pharmaceutical Company 4 Marketed pain care products – immediate-release oxycodone designed to discourage abuse via snorting and a nasal spray formulation of ketorolac, an opioid-strength NSAID Late-stage pipeline with abuse-deterrent Guardian™ Technology Egalet-001, an abuse-deterrent, extended-release (ER) morphine, and Egalet-002, abuse-deterrent, ER oxycodone Large market opportunities OXAYDO™: ~52.3 MM annual TRx for IR oxycodone SPRIX®: 1.5 MM ketorolac TRx and 97 MM in short acting opioids Egalet-001: 15.4 MM TRx for ER opioids written in 2013 Egalet-002: 15.4 MM TRx for ER opioids written in 2013 Collaboration with Shionogi: recently opened IND for abuse-deterrent hydrocodone opioid Extensive IP coverage of technology and products Experienced management team

Robust Pipeline 5 Approved Egalet-001, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain Late-Stage Early-Stage Marketed AD ER Hydrocodone In partnership with Shionogi

Management With Deep Commercial Roots



Robert Radie
President & CEO
- Led launch of Prozac, Zyprexa, Actos
- CEO of Topaz and Transmolecular
- Txn experience: Topaz/Sanofi, TMI/Morphotek, Prestwick / Biovail, Morphotek / Eisai & Vicuron / Pfizer



Deanne Melloy
CCO
- Commercial pain experience
- COO Shionogi
- VP, General Therapeutics & Lifecycle Management, CNS, Sanofi
- Launched Opana and Lidoderm at Endo



Jeffrey Dayno, M.D.
CMO
- Clinician with neurology and pain experience
- VP, Global Medical Affairs at ViroPharma (Shire)
- CMO at Labopharm where he worked on abuse-deterrent opioids



Stan Musial, CPA, MBA
CFO
- CFO of Prism, Strategic Diagnostics, others
- KPMG



Karsten Lindhardt - MSc, Ph.D., DBE
Site Manager and VP of R&D
- 15 years of R&D experience



Mark Strobeck - Ph.D.
Chief Business Officer, Head of Strategic Planning
- President and CEO of Corridor Pharmaceuticals
- CBO Topaz Pharmaceuticals, Trevena, Inc, VP of Business Development at GSK,
- Principal at SROne

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© Copyright 2015. Egalet Corporation

Management With Deep Commercial Roots



Robert Radie
President & CEO

- Led launch of Prozac, Zyprexa, Actos
- CEO of Topaz and Transmolecular
- Txn experience: Topaz/Sanofi, TMI/Morphotek, Prestwick / Biovail, Morphotek / Eisai & Vicuron / Pfizer

TransMolecular Inc. · Prestwick Pharmaceuticals · Lilly · TOPAZ Pharmaceuticals · Vicuron · morphotek



Deanne Melloy
CCO

- Commercial pain experience
- COO Shionogi
- VP, General Therapeutics & Lifecycle Management, CNS, Sanofi
- Launched Opana and Lidoderm at Endo

endo · SHIONOGI INC. · SANOFI · Johnson & Johnson



Jeffrey Dayno, M.D.
CMO

- Clinician with neurology and pain experience
- VP, Global Medical Affairs at ViroPharma (Shire)
- CMO at Labopharm where he worked on abuse-deterrent opioids

Cephalon · ViroPharma · MERCK · labopharm

Tim Cochran · endo · Schering-Plough
Vice president sales and market access

Ryan Daufenbach · TEVA · Pfizer
Executive director marketing

Donna Zarycranski · Cephalon · Wyeth
Executive director medical affairs

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© Copyright 2015. Egalet Corporation
Egalet

Mission: bring peace of mind to patients and healthcare providers Building a pain franchise OXAYDO, first and only immediate-release oxycodone designed to discourage abuse associated with snorting SPRIX, an opioid-strength NSAID for short-term pain Guardian™ Technology pipeline including Egalet-001 and Egalet-002 Focus on ~5,700 high decile healthcare providers prescribing pain medications Establishes commercial presence to ensure successful launch of Guardian Technology abuse-deterrent products Focused Approach on HCPs Prescribing Pain Medications 8

5 Region Business Directors P&L owners 50 - 60 Territory Managers Top volume markets based on short acting opioids, oxycodone IR and branded ER-LA opioids Differential deployment based on market potential and access Performance-based incentives Building a Best in Class Dedicated Sales Organization 9

Selecting to Achieve Excellent Results 1-3 years of sales experience Not a traditional pharma sales team Proven account management skills 10

Key Sales Initiatives and Timeline Q1 Q2 Q3 Q4 Hire Regional Directors Recruit Territory Managers Promotional Selling Begins Recruit Regional Directors Activities 11

SPRIX Marketing Plan 12

SPRIX® Nasal Spray First and only NSAID Nasal Spray for moderate to moderately severe pain Indication: Adult patients for the short term (up to 5 days) management of moderate to moderately severe pain that requires analgesia at the opioid level Awareness: Prescribed by a broad range of health care providers, limited awareness among pain specialists Distribution: Cold-chain product, previously limited availability via retail pharmacies providing challenges for patient access Patent: Market exclusivity until 2018 13

SPRIX® Market Opportunity 14 1.5 MM Ketorolac TRxs 97 MM TRxs Short-acting Analgesics Growth opportunity based on comfort with API Grow with efficacy profile: opioid-level analgesia

5,700 high-decile healthcare providers prescribing pain medications 45% of high prescribing physicians prescribe ketorolac Physician Targets Already Prescribing Ketorolac Products 15

16 SPRIX® Competitive Landscape Pain Intensity Onset of Action TIRF Products SAAs Mild Moderate Severe NSAIDs 16

Maintain SPRIX utilization among current prescribers and reengage former prescribers Position SPRIX among pain healthcare providers for acute pain Strategy to Ensure Commercial Success of SPRIX® Ensure access for patients 3 17 2 1

Specialty Pharmacy Maximizes Value of SPRIX Complete distribution channel that is flexible and scalable Exclusive model Warehouse the product (direct from manufacture) Distributor of the product (product specific distribution fees) Patient focused program – one stop shop Claims adjudication and co-pay assistance Direct to patient delivery Patient education and ongoing outreach Timely and complete data – no need to buy syndicated data Cost savings Value maximization – WAC of $942 prior to acquisition $185 18

SPRIX® Direct: A High-Patient-Touch Specialty Pharmacy Program SPRIX DIRECT (844)97SPRIX Info.sprix@egalet.com A Cardinal Health Specialty Pharmacy HCP submits Rx Claim adjudication process Prior authorization identified PA criteria collected Follow-up with HCP and patient as necessary PA approved Patient notified  Rph engages in ongoing clinical outreach Copay offer automatically applied  Medication dispensed 19

Comprehensive Approach to Introducing SPRIX Direct SPRIX.com Website Awareness Programs Personal letter to 57 prescribers Email to 8,200 present & past prescribers 5,681 – direct mail Digital site ads Pharmacy alerts Re-engineered digital presence Live 2/17 In-person SPRIX prescriber office visits Alert physician of specialty pharmacy distribution Walk office staff how to use specialty pharmacy 20

OXAYDO Commercial Launch Plan 21

2013 Short Acting Opioid Market Overview Market Opportunities 100 MM Americans affected by chronic pain 7.5 MM chronic pain patients take SAOs Strong need for abuse deterrent opioid formulations IR Oxy most frequently switched to ER Oxy October 2014 - IR Hydrocodone rescheduled CII Access Landscape Majority Tier 3 unrestricted access Commercial payers & Medicare ~ 80% of the market IR Oxycodone = 16.7 MM TRx SAO Market: Volume: 238 MM TRx Graph Depicts Volume Sources: IMS National Sales Perspectives and IMS National Prescription Audit *Decision Resources Chronic Pain Report 22

OXAYDO™ OXAYDO™ (oxycodone HCl, USP) 5 mg and 7.5 mg First and only IR oxycodone designed to discourage abuse associated with snorting 23 Approved for: Management of acute and chronic moderate to severe pain where the use of an opioid analgesic is appropriate Product Attributes: A unique formulation designed to discourage abuse associated with snorting Patent: Market exclusivity until 2022

Human Abuse Liability Data Support OXAYDO™ is Less Likely to be Abused Than Traditional IR Oxycodone Objective: to access drug liking after snorting crushed OXAYDO vs. snorting crushed IR oxycodone Patient population: 40 non-dependent recreational opioid users Results: OXAYDO scored lower on drug liking compared with IR oxycodone as “take drug again” Adverse events: OXAYDO subjects experienced a higher incidence of nasopharyngeal adverse events and a decreased ability to completely insufflate 2 crushed tablets 24 Percentage of subjects who would not take the drug again when crushed and snorted OXAYDO Oxycodone IR (3 x 5 mg) Note data is from first period only. The clinical significance of the difference in drug liking and difference in ‘take drug again’ has not been established.

Establish OXAYDO as the IR oxycodone of choice designed to discourage abuse associated with snorting for pain care specialists Establish a distribution channel and market access Objectives to Ensure Commercial Success of OXAYDO 25 1 2

Multi-Channel Commercialization Physician Partnerships Focused Sales Force Personal Promotion Market Access Patient Education and Support Deter common methods to unlawfully obtain and abuse pain medication HCP Resources Tools to talk to patients Risk assessment tools 50 – 60 representatives to support HCPs Established 3PL State licenses Trade Relations DSAs Retail Distribution Third Party Reimbursement Tier 3 access Co-pay assistance 26

KOL Engagement 27 Continue to build and strengthen relationships with KOLs in the pain community Develop advocacy for Egalet and our Guardian™ Technology amongst HCPs and Patient advocacy groups Engage around scientific congresses Establish advisory boards: Scientific Advisory Board focused on future applications of our Guardian Technology Clinical/Regulatory Advisory Board dealing with clinical/regulatory plans and strategy Commercial Advisory Board to seek input from clinicians on marketing plans and other commercial strategy

Seasoned medical affairs professionals hired and on board Design and implementation of a Medical Information Call Center ahead of plan – to ‘go live’ early May Medical information response for both HCPs and patients Initial intake of adverse events and product complaints (as required by the FDA) Serve as central point of intake for all external customers (via 1-800 #) Establishment of a pharmacovigilance system in collaboration with a PVG vendor Full capabilities for postmarketing AE reporting (as required by the FDA) by end of May Serve as the internal product and disease content experts to the Egalet organization Assist with content development and product and disease training for sales force 28 Building Medical Affairs Capabilities

Guardian™ Technology Designed to Address Common and More Rigorous Methods of Abuse Extremely hard; resistant to injection, crushing, chewing, grinding, smoking Egalet-001, AD Morphine Egalet-002, AD Oxycodone Hard matrix Addresses abuse primarily via injection Extremely hard and resistant to crushing, grinding, chewing, snorting, smoking and injection Hard matrix with a shell Addresses products abused primarily via crushing & snorting 29

Manufacturing Process Drives Differentiation Proprietary Guardian™ Technology provides AD features First to combine injection molding w/ pharmaceutical production Established and well-characterized process Know-how creates barriers to entry Drives key product attributes 30

Egalet-001: AD, Extended Release Morphine

- **Target market:** Morphine most prescribed ER opioid in U.S. (7.1 mm scripts)
- **Regulatory**: Plan to seek approval for 15, 30 and 60 mg; BE at 15 mg and 30 mg, 60 mg BE study to be completed & AD studies ongoing (per FDA feedback)
- **Dosing:** Similar to MS Contin®
- **AD features:** Resistant to injection, crushing, chewing, grinding, smoking. No alcohol dose-dumping. Seeking Tier 3 AD claims.
- **Pricing:** Market supports brand pricing
- **Competition:** Embeda to re-launch soon and few others in development
- **Patent**: Guardian Technology platform extends to various dates between 2022 and 2033

Starting 60 mg BE this month → **NDA submission expected late 2015**

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© Copyright 2015. Egalet Corporation

Egalet

Demonstrated BE of Egalet-001 to MS Contin at 15 and 30 mg

Study	Cmax EG-001	Cmax MS Contin	Cmax Ratio EG-001/ MS Contin	[90% CI]	AUC (0-∞) EG-001	AUC (0-∞) MS Contin	AUC (0-∞) Ratio EG-001/ MS Contin	[90% CI]
EG-001 30 mg vs. MS Contin 30 mg (n=63)	11.4	11.6	98.6	[93.9 – 103.6]	113.2	115.1	98.3	[96.0 – 100.7]
EG-001 2 x 15 mg vs. MS Contin 1 x 30 mg (n=63)	10.2	11.6	88.0	[83.9 – 92.4]	113.3	115.1	98.4	[96.1 – 100.8]

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© Copyright 2015. Egalet Corporation

Egalet

AD Data Showed Lower Abuse Potential of Egalet-001

Category 1: Assess physical/chemical manipulation

MS Contin



Egalet-001




% of API syringed in tap water from ground Egalet & MS Contin tablet at RT with agitation at 200 rpm
50.00
40.00
30.00
20.00
10.00
0.00
A
B
C
D
E
F
Egalet 100 mg
A - 2 mL , 2min
B - 2 mL, 5 min
C - 5 mL, 2 min
D - 5 mL, 5 min
E - 10 mL, 2 min
F - 10 mL, 5 min

Category 3: Oral HAL Study

- Manipulated Egalet-001 scored significantly lower than manipulated MS Contin on primary endpoint of drug liking, Emax ($p < 0.007$)
- No statistical difference on drug liking scores between intact & manipulated Egalet-001
- 'Abuse Quotient' (Cmax/Tmax) was 6.4 for manipulated Egalet-001 and 45.9 for manipulated MS Contin

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© Copyright 2015. Egalet Corporation

Egalet

Egalet-002: AD, Extended Release Oxycodone

- **Target market:** Oxycodone is highest selling ER opioid; $2.5B in sales in 2013
- **Regulatory:** 505(b)(2) pathway with two phase 3 studies & AD studies per FDA draft guidance
- **Dosing:** 2x/day with differentiated PK profile
- **AD features:** Resistant to injection, crushing, snorting, chewing, grinding, smoking. Developed to protect against abuse especially via crushing & snorting. Seeking Tier 3 AD claims; AD studies being conducted head-to-head vs. Oxy OP
- **Pricing** Market supports brand pricing
- **Competition** OxyContin, Targiniq withdrawn, products in development
- **Patent**: Guardian Technology platform extends to various dates between 2022 and 2033

Phase 3 to start Q2:15

NDA submission expected second half 2016

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© Copyright 2015. Egalet Corporation

Egalet

Significant Barriers to Reduce Egalet-002 Particle Size; Important Given Common Route of Abuse 35 INTACT Oxycontin OP INTACT Egalet-002 Coffee mill undamaged Sieve testing Snortable NOT Snortable Snortable NOT snortable NOT snortable Snortable Coffee mill Lid broken Milled for 6 seconds and split into two by sieving Milled for 6 seconds and split into two by sieving

Financial Snapshot Q3/Q4 average burn ~$10 MM Anticipate quarterly cash burn to increase due to expected: $12 MM to $15 MM annualized commercial costs $12 MM per phase 3 trial (Q2 start) 36 $52.7 million cash (as of 12/31/14) $15 million from debt financing to cover upfront costs of approved products $10 million from Shionogi milestone OXAYDO™ and SPRIX® revenues Excluding additional BD revenue and an upside ramp for SPRIX and OXAYDO, this offering is expected to fund through Egalet-001 potential PDUFA date (1) (1) Assuming NDA gets priority review from FDA

‘15 Will be Busy with Commercial and Development Milestones

2015	✓ Q1:15	Initiate pivotal 60 mg BE study	Egalet-001
	✓ Q1:15	Complete Category 3 oral HAL AD study	Egalet-001
	✓ Q1:15	Initiate promotional activities	SPRIX®
	✓ Q1:15	Commercial update	SPRIX & OXAYDO™
	• Q2:15	Initiate pivotal Phase 3 safety and efficacy studies	Egalet-002
	• Q2:15	Complete Category 3 intranasal abuse deterrent study	Egalet-001
	• Q3:15	Complete Category 3 oral HAL abuse-deterrent study	Egalet-002
	• Q3:15	Promotional sales launch	SPRIX & OXAYDO
	• Q3:15	Complete 60 mg pivotal BE study	Egalet-001
	• Q4:15	Submit NDA	Egalet-001
2016	• H2:16	Complete two pivotal Phase 3 studies	Egalet-002
	• H2:16	Submit NDA	Egalet-002

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Egalet

Delivering pain relief with peace of mind 38